SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2002

Lightning Rod Software, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

State or Other Jurisdiction of Incorporation)

0-18809	41-1614808
(Commission File Number)	(IRS Employer
Identification No.)

5720 Smetana Drive, Suite 300

Minnetonka, MN  55343

(Address of Principal Executive Offices and Zip Code)

612-987-1304

(Registrant’s telephone number, including area code)

5900 Green Oak Drive

Minnetonka, MN  55343

(Former Name or Former Address, if Changed Since Last Report)

Item 4.    Changes in Registrant’s Certifying Accountant

Previous Independent Accountant

On February 14, 2002, PricewaterhouseCoopers LLP resigned as the Registrant’s principal independent accountant.

There were not, in connection with the audits of the fiscal years ended December 31, 2000 and December 31, 1999 and any subsequent interim period through February 14, 2002, the date of PricewaterhouseCoopers LLP’s resignation, any disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years, nor has PricewaterhouseCoopers LLP’s reports on the financial statements of the Registrant for each of the past two fiscal years contained an adverse opinion or disclaimer of opinion or been qualified as to audit scope or accounting principle except that the audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements as of and for each of the past two fiscal years ended December 31, 2000 and 1999 contained a separate paragraph stating that the Registrant has suffered recurring losses from operations and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern.

We have provided PricewaterhouseCoopers LLP with a copy of this disclosure, and we have requested that PricewaterhouseCoopers LLP furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”), stating whether it agrees with the above statements.  A copy of PricewaterhouseCoopers LLP’s letter to the SEC, dated February 20, 2002, is filed as Exhibit 99 to this Form 8-K.

New Independent Accountant

On February 20, 2002, the Registrant engaged Boulay, Heutmaker, Zibell & Co. P.L.L.P. as its independent accountant to audit its financial statements for the year ended December 31, 2001.  The decision to engage Boulay, Heutmaker, Zibell & Co. P.L.L.P. was approved by the Board of Directors.

During our fiscal years ended December 31, 2000 and December 31, 2001, and through February 14, 2002, we have not consulted with Boulay, Heutmaker, Zibell & Co. P.L.L.P. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, that was an important factor that we considered in reaching a decision on an accounting, auditing, or financial reporting issue, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of either a disagreement or a reportable event.

Item 7.    Financial Statements and Exhibits

(a)                                                                                  Financial statements of businesses acquired:

Not Applicable

(b)                                                                                 Pro Forma financial information:

Not Applicable

(c)                                                                                  Exhibits:

See Exhibit Index on page following Signatures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning Rod Software, Inc.

	By	/s/	Thomas J. Patin
Date: February 22, 2002			Thomas J. Patin
Acting CEO and Director

EXHIBIT INDEX

Lightning Rod Software, Inc.

Form 8-K Current Report

Dated February 14, 2002

Exhibit Number	Description

99	Letter from PricewaterhouseCoopers LLP to the SEC, dated February 20, 2002, regarding change in the Registrant’s independent accountant.